UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-k

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2017

HILLS BANCORPORATION
(Exact name of Registrant as specified in its charter)

Commission File Number 0-12668

Iowa	42-1208067
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employee Identification No.)

131 Main Street, Hills, Iowa 52235
(Address of principal executive office)

Registrant's telephone number, including area code: (319) 679-2291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 13, 2018, the Registrant mailed out its revised offering materials for its Dividend Reinvestment and Stock Purchase Plan (the “Plan”), as amended by its Board of Directors on October 24, 2017. The revised Plan offering materials were filed as part of an amendment to Form S-3D filed with the Securities and Exchange Commission on November 3, 2017 (File number 333-214840).

A copy of the letter to the Registrant’s shareholders mailed out with the revised offering materials is filed herewith as Exhibit 99.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

The following are exhibits are provided herewith:

Exhibit
Number        Exhibit Description

99	Letter to Registrant’s shareholders dated November 13, 2017

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLS BANCORPORATION

Date: November 13, 2017	/s/ Dwight O. Seegmiller
Dwight O. Seegmiller, Director, President and Chief Executive Officer